UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2023

VENTYX BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40928	83-2996852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

662 Encinitas Blvd

Suite 250

Encinitas, California 92024

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code: (760) 593-4832

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VTYX	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

On January 11, 2023, each of Jigar Choksey, Aaron Royston, M.D., and Richard Gaster, M.D. notified Ventyx Biosciences, Inc. (the “Company”) of his resignation as a member of the Board of Directors (the “Board”) of the Company and from all committees of the Board on which he served, in each case effective immediately. None of the resignations is the result of any disagreement with the Company relating to the Company’s operations, policies or practices. Prior to their resignations, Dr. Royston and Mr. Choksey served on the Audit Committee of the Board (the “Audit Committee”) and Dr. Gaster served on the Compensation Committee of the Board (the “Compensation Committee”) and the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”).

Director Reclassification; Reduction in Total Board Size

Effective January 11, 2023, Dr. Raju Mohan resigned as a Class I director and was immediately reappointed to the Board as a Class II director. Concurrently, the Board reduced the number of Class I seats by one to two seats and reduced the total size of the Board from seven to six.

Appointment of Directors

On January 11, 2023, the Board appointed Onaiza Cadoret-Manier, MBA and Allison J. Hulme, Ph.D. to fill vacancies on the Board created by the aforementioned resignations. Ms. Cadoret-Manier and Dr. Hulme will each serve as a Class III director, with a term expiring at the annual meeting of stockholders held in 2024. In addition, the Board appointed Ms. Cadoret-Manier as a member of the Audit Committee and as chairperson of the Nominating Committee, and Dr. Hulme as a member of the Audit Committee and the Compensation Committee.

Ms. Cadoret-Manier, MBA, age 58, has served as the Chief Global Product Strategy and Operations Officer at Ionis Pharmaceuticals, Inc. (NASDAQ: IONS), a biotechnology company, since March 2022 and prior to that served as Ionis’ Chief Corporate Development and Commercial Officer from January 2020 to February 2022. Prior to Ionis, Ms. Cadoret-Manier served as the Chief Commercial Officer of GRAIL, LLC, a healthcare company, from June 2018 to May 2019. Ms. Cadoret-Manier served in a variety of leadership roles for Genentech, Inc., a biotechnology company, from April 2011 to May 2018. Prior to Genentech, Ms. Cadoret-Manier served in a number of product development roles at biotechnology companies. Ms. Cadoret-Manier has served as a director for Ardelyx, Inc. (NASDAQ:ARDX) since March 2020. Ms. Cadoret-Manier earned her MBA in Marketing & Finance from The University of Chicago Booth School of Business in 1989 and received her Bachelor of Arts in Economics and Accounting from Queens College of City University of New York in 1985.

Dr. Hulme, age 59, has served as the Chief Executive Officer, President and a director of Aeovian Pharmaceuticals, Inc., a biopharmaceutical company, since January 2020. Prior to her time at Aeovian Pharmaceuticals, Dr. Hulme served as Chief Operating Officer and Head of Research and Development at Sophiris Bio, a biopharmaceutical company, from April 2011 to December 2019 and as a director from 2016 to 2019. Dr. Hulme served in a variety of clinical and product development roles for Elan Pharmaceuticals, Inc from October 1995 to October 2009. Dr. Hulme obtained her Ph.D. in Biotechnology from Cranfield Institute of Technology in 1990 and her Bachelor of Science in Combined Sciences from the Luton University in 1985.

As outside directors, each of Ms. Cadoret-Manier and Dr. Hulme will be entitled to receive nondiscretionary, automatic grants of options for common stock and standard annual cash retainers for membership on the Board and the respective committees under the Company’s Outside Director Compensation Policy, as follows:

•	an annual cash retainer of $40,000 for service on the Board; an annual cash retainer of $7,500 for service on the Audit Committee;

•

for Ms. Cadoret-Manier, an annual cash retainer of $8,000 for service as chairperson of the Nominating Committee; for Dr. Hulme, an annual cash retainer of $5,000 for service on the Compensation Committee;

•

an initial award of options for common stock having a grant date fair value as determined in accordance with U.S. generally accepted accounting principles (“Value”) of $440,000, which awards were granted on January 12, 2023, the first trading date on or following January 11, 2023, and will vest on a monthly basis ratably over three years (subject to each of respective director remaining an outside director through the applicable vesting date);

•

and an annual award of options for common stock having a Value of $220,000, which award will be granted on the first trading date immediately following the annual meeting of the Company’s stockholders for 2023 (provided that each director has been serving as an outside director for at least six months as of the date of the 2023 annual meeting) and will vest in full on the earlier of the one-year anniversary of the grant date or the day prior to the date of the annual meeting of the Company’s stockholders next following the grant date (subject to each director remaining an outside director through the applicable vesting date).

The Company also entered into indemnification agreements with each of Ms. Cadoret-Manier and Dr. Hulme in the same form as its standard form of indemnification agreement with its other directors.

There are no family relationships between either Ms. Cadoret-Manier or Dr. Hulme, on the one hand, and any director or executive officer of the Company, on the other hand, and neither was selected by the Board to serve as a director pursuant to any arrangement or understanding with any person. Neither Ms. Cadoret-Manier nor Dr. Hulme has engaged in any transaction that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On January 12, 2023, the Company issued a press release announcing the resignation of each of Mr. Choksey, Dr. Royston, and Dr. Gaster, and the appointment of each of Ms. Cadoret-Manier and Dr. Hulme as a director. A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 12, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTYX BIOSCIENCES, INC.

	By:	/s/ Raju Mohan
Raju Mohan, Ph.D.
Chief Executive Officer
Date: January 12, 2023